UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 6, 2009

                           PAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware               1-09720                       16-1434688
(State or other jurisdiction    (Commission                   (IRS Employer
      of incorporation)         File Number)                Identification No.)

                               PAR Technology Park
                              8383 Seneca Turnpike
                           New Hartford, NY 13413-4991
     (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (315) 738-0600

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2009, Gregory T. Cortese was appointed to the position of Executive Vice President Office of the Chairman of PAR Technology Corporation (the "Company"). As a result of Mr. Cortese's new position, he resigned as President and Chief Executive Officer of ParTech, Inc., a wholly-owned subsidiary of the Company incorporated under the laws of the State of New York ("ParTech, Inc."). Also effective January 1, 2009, A. Edwin Soladay was appointed as the President of ParTech, Inc. Summaries of the terms of Mr. Cortese's and Mr. Soladay's appointments, respectively, appear below.

A copy of the Company's Press Release dated January 6, 2009 announcing the appointments is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Appointment of Gregory T. Cortese as Executive Vice President Office of the Chairman of PAR Technology Corporation

On December 29, 2008, Gregory T. Cortese entered into an employment arrangement with the Company and effective January 1, 2009, was appointed to the position of Executive Vice President Office of the Chairman of the Company. The initial term of Mr. Cortese's employment with the Company shall expire on December 31, 2009, but may be extended by the Company pursuant to written notice. Upon termination of Mr. Cortese's employment with the Company, Mr. Cortese may be entitled to certain severance payments.

Prior to becoming Executive Vice President Office of the Chairman, Mr. Cortese, who is 59 years old, served as the President and Chief Executive Officer of ParTech, Inc. since June 2000. Since 2005, Mr. Cortese also served as the President of PixelPoint, ULC, a wholly-owned subsidiary of the Company organized under the laws of Canada, and as the General Counsel and Secretary of the Company.

Appointment of A. Edwin Soladay as President of ParTech, Inc.

Effective  January 1, 2009,  A. Edwin  Soladay was  appointed to the position of
President of ParTech, Inc. Mr. Soladay shall receive an annual salary of $325,000 and shall be eligible to receive an annual bonus under the Company's Incentive Compensation Plan.

Mr.  Soladay's   benefits  include   participation  in  the  Company's  Deferred
Compensation Plan, Retirement Plan and insurance benefits, as well as reimbursement for reasonable travel and relocation expenses, a housing allowance and car allowance. Mr. Soladay is also eligible to receive a stock option to purchase up to 125,000 shares of the Company's common stock ("Option Shares") in accordance with the Company's 2005 Equity Incentive Plan.

Mr. Soladay's employment agreement with ParTech, Inc. runs through December 31, 2011. Upon termination of Mr. Soladay's employment by the Company, Mr. Soladay may be entitled to certain severance payments.

Prior to accepting the appointment as President of ParTech, Inc., Mr. Soladay, who is 62 years old, served as the Chief Operating Officer of Fujitsu Transaction Services, Inc., a wholly-owned subsidiary of Fujitsu Limited, since August 2005. Between August 2001 and June 2005, Mr. Soladay served as the President of CRS Retail Systems, Inc., a large software company specializing in POS, back office and business intelligence software for the retail market.


Item 9.01 Financial Statements and Exhibits.

Exhibit
Number        Description
------        -----------

99.1        Press Release of PAR Technology Corporation dated January 6, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: January 6, 2009


                                 PAR TECHNOLOGY CORPORATION


                                 By:      Ronald J. Casciano
                                          -------------------------------------

                                 Name:    Ronald J. Casciano
                                 Title:   Vice President,
                                          Chief Financial Officer and Treasurer

Exhibit
Number        Description
------        -----------

99.1        Press Release of PAR Technology Corporation dated January 6, 2009.

FOR RELEASE:      New Hartford, NY, January 6, 2009
CONTACT:          Christopher R. Byrnes (315) 738 - 0600 ext. 226
                  cbyrnes@partech.com, www.partech.com

                                ---------------



                      PAR TECHNOLOGY CORPORATION ANNOUNCES
                           NEW MANAGEMENT APPOINTMENTS

          o EDWIN SOLADAY APPOINTED PRESIDENT OF PARTECH, INC.;

          o GREGORY T. CORTESE NAMED  EXECUTIVE VICE  PRESIDENT,
            PAR TECHNOLOGY CORPORATION

-------------------------------------------------------------------------------
NEW HARTFORD, NY PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--January 6, 2009--PAR Technology Corporation announced today the appointment of A. Edwin Soladay as President of ParTech, Inc., the Company's largest wholly owned subsidiary and a leading provider of I/T solutions to the hospitality industry. In this role, Mr. Soladay will be responsible for expanding the Company's restaurant technology business by growing capability in the U.S. and international markets. Mr. Soladay comes to PAR from Fujitsu Transaction Solutions, a wholly owned subsidiary of Fujitsu Limited, where he served as Chief Operating Officer. Fujitsu Transaction Solutions is a "solutions" company focused on the Retail POS market. The solutions include application software, point-of-sale hardware technology, self-service systems and multi-vendor lifecycle services.

Prior to joining Fujitsu, Soladay served as President of CRS Retail Systems, a large software company specializing in POS, back office and business intelligence software for the Retail market. CRS systems are installed in more than 20,000 retail outlets in over 30 countries.

Mr. Soladay brings to PAR extensive experience in the operation of technology companies engaged in the creation, deployment and support of complex solutions comprised of enterprise software, hardware and services.

Mr. Soladay is a native of New Mexico and graduated from St. Michael's University in Santa Fe with a Bachelor's Degree in Accounting and Business. His appointment is effective immediately.

Mr. Soladay replaces Gregory T. Cortese in that position with ParTech, Inc.

PAR also announced today the appointment of Gregory T. Cortese to the position of Executive Vice President in the newly formed Office of the Chairman. This appointment reflects the importance the Company is placing on its strategic objectives for each business unit and the focus with which it intends to execute those objectives. The Office of the Chairman will be responsible for the strategic direction and the oversight of the operation of all entities of PAR Technology Corporation (PTC) and will be staffed by four officers: Dr. John W. Sammon will continue as Chairman & CEO of the Company. Joining Mr. Cortese and, reporting to Dr. Sammon will be Charles A. Constantino, newly appointed Vice Chairman of PAR's Board of Directors and Ronald J. Casciano, Vice President, Chief Financial Officer and Treasurer.

ABOUT PAR TECHNOLOGY
--------------------

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 50,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.